UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 10, 2011 (January 5, 2011)

Baldwin Technology Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9334	13-3258160
(Commission File Number)	(IRS Employer Identification No.)

Two Trap Falls Road, Suite 402, Shelton, CT	06484
(Address of Principal Executive Offices)	(Zip Code)

203-402-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2011, Baldwin Technology Company, Inc. (“Baldwin” or the “Company”) entered into an employment agreement with Mark T. Becker, its President and Chief Executive Officer, effective October 1, 2010.  The agreement specifies the formal terms and conditions of Mr. Becker’s employment and provides for the Company to pay to Mr. Becker an annual base salary of $300,000.  In addition, Mr. Becker can earn a bonus equal to one hundred percent (100%) of his Base Salary upon achievement of certain performance targets.  The agreement also provides for a severance payment in an amount equal to Mr. Becker’s annual base salary if the Employment Period is terminated (i) by the Company without Cause or (ii) by Mr. Becker (A) for Good Reason or (B) within three months following a Change of Control for any reason or no reason or (iii) due to Mr. Becker’s death or permanent disability or incapacity.  A copy of the employment agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Mr. Becker was granted options on October 1, 2010 to purchase 200,000 shares of the Company’s Class A Common Stock under the Company’s 2005 Equity Compensation Plan (the “Plan”) at $1.20 per share (the “Plan Option”), which option vested on October 1, 2010, and 200,000 shares of the Company’s Class A Common Stock outside the Plan at $1.20 per share (the “Non-Plan Option”), which option will vest on October 1, 2011.   Both options expire on September 30, 2020.  Copies of the Plan Option Grant Certificate and the Non-Plan Option Grant Certificate, which were executed by the Company and delivered to Mr. Becker on January 5, 2011, are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 8.01	Other

On January 7, 2011, the Company and John P. Jordan, its Vice President, Chief Financial Officer and Treasurer, entered into an amendment amending his employment agreement dated December 19, 2008.  The amendment changed Mr. Jordan’s title to Vice President – Global Administrative Services, Chief Financial Officer and Treasurer, modified the description of Mr. Jordan’s duties and clarified his bonus opportunity criteria.  A copy of the amendment is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

On January 6, 2011, the Company’s Swedish subsidiary, Baldwin Jimek AB, and Peter Hultberg, the Company’s Vice President – Marketing, Sales and Service, entered into an amendment amending his employment agreement effective July 1, 2009.  The amendment changed Mr. Hulberg’s title to Vice President – Global Sales and Marketing, and modified the description of Mr. Hultberg’s duties.  A copy of the amendment is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

On January 10, 2011, the Company’s German subsidiary, Baldwin Germany GmbH, and Steffen Weisser, the Company’s Vice President – Operations, entered into an amendment amending his employment agreement effective July 1, 2009.  The amendment changed Dr. Weisser’s title to Vice President – Global Operations, and modified the description of Dr. Weisser’s duties.  A copy of the amendment is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

On January 7, 2011, the Company’s Swedish subsidiary, Baldwin Jimek AB, and Birger Hansson, the Company’s Director of Global Product and Business Development, entered into an amendment amending his employment agreement dated January 12, 2006.  The amendment changed Mr. Hansson’s title to Vice President – Product Management and R&D, modified the description of Mr. Hansson’s duties and increased his percentage of bonus opportunity.  A copy of the 2006 employment agreement and the amendment are attached hereto as Exhibits 10.7 and 10.8, respectively, and are incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Employment Agreement between Baldwin Technology Company, Inc. and Mark T. Becker dated January 5, 2011 (filed herewith).

10.2	Plan Option Grant Certificate to Mark Becker (filed herewith)

10.3	Non-Plan Option Grant Certificate to Mark Becker (filed herewith)

10.4	Amendment to Employment Agreement between Baldwin Technology Company, Inc. and John P. Jordan dated January 3, 2011 (filed herewith).

10.5	Amendment to Employment Agreement between Baldwin Jimek AB and Peter Hultberg dated January 3, 2011 (filed herewith).

10.6	Amendment to Employment Agreement between Baldwin Germany GmbH and Steffen Weisser dated January 3, 2011 (filed herewith).

10.7	Employment Agreement between Baldwin Jimek AB and Birger Hansson dated January 12, 2006 (filed herewith).

10.8	Amendment to Employment Agreement between Baldwin Jimek AB and Birger Hansson dated January 3, 2011 (filed herewith).

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements are also subject to risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and other Securities and Exchange Commission filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC.
(Registrant)

By: /s/John P. Jordan
John P. Jordan
Vice President – Global
Administrative Services, Chief
Financial Officer and Treasurer

Dated: January 10, 2011

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